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                                        [LOGO OF GABELLI UTILITY TRUST OMITTED.]
FIRST QUARTER REPORT
MARCH 31, 2001

                        [MOUNTAIN GRAPHIC OMITTED.]
                 [LOGO OF GABELLI UTILITY TRUST OMITTED.]

     Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

INVESTMENT OBJECTIVE:

     The Gabelli Utility Trust is a closed-end, non-diversified management investment company whose primary objectives are long-term growth of capital and income. The Fund will invest in companies that provide products, services or equipment for the generation or distribution of electricity, gas and water. Additionally, the Fund will invest in companies in telecommunications services or infrastructure operations.


                    THIS REPORT IS PRINTED ON RECYCLED PAPER.

                                          [PHOTO OF MARIO GABELLI OMITTED.]

                                                [MOUNTAIN GRAPHIC OMITTED.]
                                   [LOGO OF GABELLI UTILITY TRUST OMITTED.]

TO OUR SHAREHOLDERS,

      The first quarter of 2001 was challenging to say the least. In January, utility stocks plunged over 15% by mid-month before staging a partial recovery. The woes of the California utilities continue to weigh heavily on utility shares. California's political leadership wasted precious time, and we are now moving into the summer season of peak demand with the utility companies in precarious financial condition and with wholesale markets in complete disarray. With retail rates belatedly increased, but still uncoupled from volatile wholesale markets while market-based wholesale rates continue to rise, it seems that 2001 is likely to be even worse than last year. Snowpack in the Pacific Northwest is 60% of normal, and hydroelectric power resources were further depleted by the Clinton Administration's efforts to buy time for the California politicians to craft a long-term solution. Unfortunately, the California politicians talked a lot but accomplished little. In April, the Pacific Gas and Electric Company filed for reorganization under Chapter 11. Southern California Edison reached agreement with Governor Davis for a restructuring out of bankruptcy that, if adopted by the legislature, should preserve Edison's viability. Time is short and legislation needs to be adopted quickly, however. Because of the depletion of hydro resources combined with tight regional wholesale power markets, wholesale prices in the West this year are likely to be up over 20% from the summer 2000 season.

      The California fiasco has utterly discredited the disaggregation model for deregulation of power supply, which involves the divestiture of utility generation assets. Because most states have already implemented plans to deregulate generation, however, it is too late to halt the move towards competitive wholesale power markets, nor would it be wise to try. In spite of the California experience, this is ultimately a good thing for customers and, we believe, for investors.

      The unsettled wholesale power market is causing utility companies to face greater regulatory scrutiny and pressure, and is partly responsible, in our opinion, for the extreme difficulty that utility companies are having in completing utility mergers and acquisitions. The Consolidated Edison/Northeast Utilities merger collapsed in the first quarter, while DTE Energy's acquisition of MCN Energy was renegotiated to a lower price. In March it became clear that the FPL/Entergy merger was in trouble, and early in April the companies called it off. It seems likely that the pace of utility consolidation is going to slow down this year from the breakneck pace of 1998 to 2000.

      The tight wholesale power markets are good news for wholesale generators and for natural gas suppliers, both well-represented in The Gabelli Utility Trust (the "Trust").

      The climate  for  telecommunications  companies  is dismal  almost  beyond belief. Competitive local exchange companies ("CLEC"s) such as ICG Communications and Winstar went toe-to-toe with the incumbent local exchange carriers, and the incumbents won hands down. CLECs like E-Spire followed ICG Communications and GST Telecom down the rocky road to bankruptcy, and others are likely to follow. The Regional Bell companies enjoyed advantages of ubiquity, solvency and incumbency that proved insurmountable for the challengers under a Democratic administration, and the Bells are likely to do even better under the new Republican administration. We like the Bells and the Trust owns all three of them. While the stocks have performed poorly this year so far due to weak earnings relative to expectations, they are likely to do better as investors seek safe havens with reasonable valuations and respectable earnings growth.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                                       Quarter
                                                   -------------------------------------------------------------
                                                    1st           2nd          3rd          4th         Year
                                                    ---           ---          ---          ---         ----
  2001:   Net Asset Value                          $7.83          --           --           --            --
          Total Return                             (2.8)%         --           --           --            --
----------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value                          $7.66        $7.63         $8.26        $8.21        $8.21
          Total Return                              2.6%         1.5%         10.3%         6.3%        22.0%
----------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value                            --           --          $7.51        $7.62        $7.62
          Total Return                               --           --           0.1%         3.5%         3.6%
----------------------------------------------------------------------------------------------------------------

   ---------------------------------------------------------------------------
                     AVERAGE ANNUAL RETURNS - MARCH 31, 2001
                     ---------------------------------------

                              NAV AVERAGE                   AVERAGE ANNUAL
                            ANNUAL RETURN (A)            INVESTMENT RETURN (C)
                            -----------------            ---------------------
   1 Year ............             15.61%                       25.62%
   Life of Fund (b) ..             12.62%                       13.03%
   ---------------------------------------------------------------------------

(a) Total returns and average annual returns reflect changes in net asset value and reinvestment of distributions and are net of expenses. Life of Fund return based on initial net asset value of $7.50. Of course, the returns noted represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold they may be worth more or less than their original cost.

(b) From commencement of investment operations on July 9, 1999.

(c) Life of Fund return based on initial offering price of $7.50. Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange and reinvestment of distributions.
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE

      For the first quarter ended March 31, 2001, the Trust net asset value ("NAV") declined 2.83% after adjusting for the reinvestment of the $0.15 per share in distributions. The Standard & Poor's ("S&P") Utility Index and the Lipper Utility Fund Average declined 7.08% and 6.64%, respectively, over the same period. The S&P Utility Index is an unmanaged indicator of electric and gas utility stock performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

      The Trust was up 15.61% for the trailing twelve-month period after adjusting for the reinvestment of the $1.00 per share in distributions. The S&P Utility Index rose 37.27% while the Lipper Utility Fund Average declined 5.64%, over the same twelve-month period. Since inception on July 9, 1999 through March 31, 2001, the Trust had a cumulative total return of 22.85%, including adjustments of $1.30 per share in distributions, which equates to an average annual total return of 12.62%.

[PYRAMID GRAPHIC OMITTED.]
EDGAR REPRESENTATION OF PYRAMID TEXT AS FOLLOWS:
EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH

      The Utility Trust's common shares ended the first quarter at $8.40 per share on the New York Stock Exchange, a premium to the net asset value of 7.28% and a total return decline of 2.19% for the first quarter. The Trust's common shares rose 25.62% for the trailing twelve-month period after adjusting for all distributions.

OUR APPROACH

      There are nearly 80 publicly traded investor-owned electric utilities in the U.S., and this is at least 50 more than we need from the standpoint of economic efficiency. The balkanized structure of the industry is inherently inefficient, and competitive forces are now putting pressure on the marginal players. The big companies feel the need to get bigger, and the small companies are selling out as the cost of staying in the game rises. It is only because of a complex and lengthy merger review and approval process that the industry has remained so fragmented. Our investments in regulated utility companies have primarily, though not exclusively, focused on fundamentally sound, reasonably priced mid-cap and small-cap utilities that are likely acquisition targets for large utilities seeking to bulk up. We also like the beneficiaries of developing trends. This has led to our ongoing focus on natural gas pipelines and storage operators, and wholesale electric generators, another group that is in our opinion increasingly ripe for consolidation.

COMMENTARY

      In our view, the major investment theme for electric, gas and water utilities can be summed up in two words: size matters. Electric generators with a large and geographically diverse portfolio of generating plants can trade around their structural long positions to enhance returns while avoiding the risk of asset concentration in a single market that experiences a hiccup, as all markets do from time to time. Electric, gas and water distribution companies can spread their substantial fixed costs over a larger base of customers, and see the cost per customer decline, enhancing earnings while reducing prices. The current unsettled market conditions are likely to cause the consolidation activity seen over the past several years to slow, but the underlying economics continue to point to continuing merger and acquisition activity over time. We are in the eye of the hurricane, and the winds are going to blow again once we have waited out the current lull.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Trust. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AES CORP. (AES - $49.96 - NYSE) is primarily a wholesale generating company in the U.S. and also has substantial generation, transmission and distribution operations abroad, with a particular focus on the underdeveloped Latin American market. Earnings per share ("EPS") have grown rapidly for several years and are likely to continue to grow for the next several years.

BANGOR HYDRO-ELECTRIC CO. (BGR - $26.23 - NYSE) agreed to be acquired by Canadian utility NS Power Holdings Inc. ("NSH") for $206 million in cash. NSH will pay $26.50 per share, a 77% premium to BGR's closing price on the day before the deal was announced. The merger is expected to close in 9 to 12 months, subject to several regulatory approvals. Those approvals are needed from the Maine Public Utilities Commission, the Federal Energy Regulatory Commission ("FERC"), and the Securities Exchange Commission. NSH said that the purchase is part of its strategy to grow its businesses outside of Canada. BGR will operate as a standalone division within the company and will be the base for NSH to launch other initiatives in the U.S. In March 2001, NSH changed its name to Emera Inc. (EMA.CA - $26.79 - Toronto Stock Exchange).

CH ENERGY GROUP INC. (CHG - $44.25 - NYSE) primarily supplies electricity, natural gas, propane, and fuel oil to approximately 625,000 customers located in New York State's Mid-Hudson Valley through its subsidiaries and affiliates. With the completed sale of CHG's generating assets, the company received proceeds of $695 million and retained a purchase agreement with the acquirer to provide electric customers with price stability over a three-year period.

NIAGARA MOHAWK HOLDINGS INC. (NMK - $16.90 - NYSE) agreed to be acquired by the National Grid Group (the "Grid") (NGG - $38.00 - NYSE) of the United Kingdom in August 2000 for $19 per share in cash and stock. The acquisition is expected to close by the end of 2001, although the Grid is pushing hard to move up the closing date. The company's revenue growth prospects are minimal, but its operations are inefficient and its cost structure is bloated. The Grid expects to be able to reduce Niagara Mohawk's cost base by 10%, or $90 million. Assuming that the Grid attains its cost reduction targets, which we think are readily attainable, the acquisition will be accretive to the Grid's EPS in the first year.

PHILADELPHIA SUBURBAN CORP. (PSC - $23.56 - NYSE) is one of the nation's largest, publicly-traded water utilities serving approximately two million residents in six eastern and midwestern states. PSC's largest shareholder is Vivendi Universal SA (V - $60.65 - NYSE), a French conglomerate with extensive worldwide water interests. PSC has been able to grow with disciplined acquisitions and purchasing adjacent local water systems. This has helped maintain its 4% annual customer growth rate and avoids reliance solely on rate increases.

RGS ENERGY GROUP INC. (RGS - $37.00 - NYSE) is a small electric and gas utility serving metropolitan Rochester, NY, a city that is the economic hub of upstate New York. In February 2001, RGS agreed to be acquired by Energy East Corp. (EAS
- $17.35 - NYSE), its upstate neighbor, for $39.50 per share. We support this deal. RGS got a good premium for its shareholders while mitigating lingering concerns about the deteriorating outlook for major industrial customers, including Xerox and Eastman Kodak. Energy East is paying a reasonable multiple and is acquiring a company with increasingly valuable and strategic generation assets and a service territory that presents ample scope for cost reduction over time. Well done to both management teams.

MONTHLY DISTRIBUTIONS

      The Trust has set a $.05 per share monthly distribution policy for the year 2001.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at closedend@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         WHO                     WHEN
                         ---                     ----
      Special Chats:     Mario J. Gabelli        First Monday of each month
                         Howard Ward             First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The Upcoming Wednesday chat schedule is as follows:

                               MAY                            JUNE                       JULY
                               ---                            ----                       ----
      1st Wednesday            Ivan Arteaga                   Caesar Bryan               July 4th - Holiday
      2nd Wednesday            Walter Walsh                   Kellie Stark               Charles Minter
      3rd Wednesday            Jeff Fahrenbruch               Ivan Arteaga               Walter Walsh
      4th Wednesday            Tim O'Brien                    Barbara Marcin             Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.
                                Sincerely,
                                /S/ SIGNATURE OF MARIO J. GABELLI
                                MARIO J. GABELLI, CFA
                                Portfolio Manager and Chief Investment Officer


May 8, 2001



--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 2001
                                 --------------

Niagara Mohawk Holdings Inc.                      Conectiv Inc.
RGS Energy Group Inc.                             Bangor Hydro-Electric Co.
Western Resources Inc.                            Northeast Utilities
El Paso Electric Co.                              NSTAR
Southwest Gas Corp.                               CH Energy Group Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

                            THE GABELLI UTILITY TRUST
                            PORTFOLIO OF INVESTMENTS
                           MARCH 31, 2001 (UNAUDITED)

  SHARES                                                            MARKET VALUE
  ------                                                            ------------
                     COMMON STOCKS -- 73.4%
                     AGRICULTURE -- 0.1%
      10,600         Cadiz Inc.+ ..........................        $   105,338
                                                                   -----------
                     CABLE -- 0.1%
       2,000         NTL Inc.+ ............................             50,300
                                                                   -----------
                     COMMUNICATIONS EQUIPMENT -- 0.8%
      65,000         Furukawa Electric Co. Ltd. ...........            674,298
                                                                   -----------
                     ENERGY AND UTILITIES: ELECTRIC-- 23.7%
      15,742         AES Corp.+ ...........................            786,470
      85,000         Bangor Hydro-Electric Co. ............          2,229,550
      39,000         Cinergy Corp. ........................          1,308,450
       5,000         Cleco Corp. ..........................            227,250
     115,000         Conectiv Inc. ........................          2,512,750
      38,000         DPL Inc. .............................          1,067,800
      30,000         GPU Inc. .............................            974,700
      52,200         Maine Public Service Co. .............          1,367,640
     250,000         Niagara Mohawk Holdings Inc.+ ........          4,225,000
     120,000         Northeast Utilities ..................          2,085,600
       2,000         Orion Power Holdings Inc.+ ...........             61,400
      57,000         SCANA Corp. ..........................          1,547,550
      20,000         TECO Energy Inc. .....................            599,200
      25,000         UIL Holdings Corp. ...................          1,187,500
      20,000         Unisource Energy Corp. ...............            420,000
                                                                   -----------
                                                                    20,600,860
                                                                   -----------
                     ENERGY AND UTILITIES: INTEGRATED -- 14.9%
      13,000         Allete ...............................            335,660
      40,000         CH Energy Group Inc. .................          1,770,000
      37,000         DQE Inc. .............................          1,078,550
      10,000         Edison International .................            126,400
       6,000         Empire District Electric Co. .........            112,140
      22,000         Entergy Corp. ........................            836,000
      50,000         Florida Public Utilities Co. .........            750,000
      26,000         Madison Gas & Electric Co. ...........            607,750
      35,000         MCN Energy Group Inc. ................            903,000
      22,000         Montana Power Co. ....................            310,200
      52,000         NSTAR ................................          1,991,600
      13,000         PG&E Corp. ...........................            161,850
      40,000         Progress Energy Inc. .................             17,800
       5,000         Puget Energy Inc. ....................            114,400
     150,000         Western Resources Inc. ...............          3,577,500
       7,000         WPS Resources Corp. ..................            238,910
                                                                   -----------
                                                                    12,931,760
                                                                   -----------
                     ENERGY AND UTILITIES: NATURAL GAS -- 19.0%
      40,000         AGL Resources Inc. ...................            876,400
      34,000         Delta Natural Gas Co. Inc. ...........            658,750
      14,000         Dynegy Inc., Cl. A ...................            714,140
     213,000         El Paso Electric Co.+ ................          3,109,800
       7,000         National Fuel Gas Co. ................            375,060
      12,000         Nicor Inc. ...........................            447,240
      20,000         Peoples Energy Corp. .................            777,400
      25,000         Piedmont Natural Gas Co. Inc. ........            887,500
     100,000         RGS Energy Group Inc. ................          3,700,000
     109,000         SEMCO Energy Inc. ....................          1,547,800
      16,433         Southern Union Co. ...................            345,093
     145,000         Southwest Gas Corp. ..................          3,023,250
                                                                   -----------
                                                                    16,462,433
                                                                   -----------
                     ENERGY AND UTILITIES: WATER -- 5.7%
       8,000         American States Water Co. ............            264,880
      11,000         Artesian Resources Corp., Cl. A ......            277,750
      25,000         Birmingham Utilities Inc. ............            348,500
      20,520         California Water Service Group .......          $ 586,872
      15,000         Connecticut Water Service Inc. .......            495,000
      20,500         Middlesex Water Co. ..................            620,125
      45,000         NiSource Inc.+ .......................            124,200
       4,000         Pennichuck Corp. .....................            112,000
      38,000         Philadelphia Suburban Corp. ..........            895,280
      15,000         SJW Corp. ............................          1,196,250
       5,000         Southwest Water Co. ..................             59,000
                                                                   -----------
                                                                     4,979,857
                                                                   -----------
                     ENVIRONMENTAL SERVICES -- 0.3%
      12,000         Catalytica Energy Systems Inc.+ ......            251,250
                                                                   -----------
                     FOOD AND BEVERAGE -- 0.9%
      20,000         Morrison Management Specialists Inc. .            797,800
                                                                   -----------
                     SATELLITE -- 0.6%
      25,000         General Motors Corp., Cl. H+ .........            487,500
                                                                   -----------
                     TELECOMMUNICATIONS -- 6.0%
      18,000         ALLTEL Corp. .........................            944,280
      12,000         AT&T Canada Inc., Cl. B+ .............            351,000
      30,000         BellSouth Corp. ......................          1,227,600
       2,000         British Telecommunications plc, ADR ..            148,600
      52,000         CenturyTel Inc. ......................          1,495,000
      12,000         Conestoga Enterprises Inc. ...........            186,000
       5,000         Qwest Communications International Inc.+          175,250
       6,000         SBC Communications Inc. ..............            267,780
       9,000         Verizon Communications ...............            443,700
                                                                   -----------
                                                                     5,239,210
                                                                   -----------
                     WIRELESS COMMUNICATIONS -- 1.3%
      35,000         Nextel Communications Inc., Cl. A+ ...            503,125
       5,038         Powertel Inc.+ .......................            277,062
       2,000         Telephone & Data Systems Inc. ........            187,000
       2,015         VoiceStream Wireless Corp.+ ..........            186,136
                                                                   -----------
                                                                     1,153,323
                                                                   -----------
                     TOTAL COMMON STOCKS                            63,733,929
                                                                   -----------
                     PREFERRED STOCKS -- 0.9%
                     TELECOMMUNICATIONS -- 0.9%
  15,000             Citizens Communications Co.,
                       5.00% Cv. Pfd.                                  820,275
                                                                   -----------
PRINCIPAL AMOUNT
----------------
                     U.S. GOVERNMENT OBLIGATIONS-- 21.6%
 $18,891,000         U.S. Treasury Bills, 4.76% to 5.47%++,
                       due 04/19/01 to 05/24/01                     18,783,053
                                                                   -----------
                     REPURCHASE AGREEMENT -- 4.3%
   3,722,000         Agreement with State Street Bank & Trust
                       Co., 5.27%, dated 03/30/01, due 04/02/01,
                       proceeds at maturity $3,723,635 (a)           3,722,000
                                                                   -----------
TOTAL INVESTMENTS -- 100.2%
  (Cost $81,931,716)                                                87,059,257
OTHER ASSETS AND LIABILITIES (NET) -- (0.2)%                          (158,726)
                                                                   -----------
NET ASSETS -- 100.0% (11,102,636 shares outstanding)               $86,900,531
                                                                   ===========
NET ASSET VALUE
  ($86,900,531 / 11,102,636 shares outstanding)                          $7.83
                                                                         =====
  --------------------
(a)   Collateralized by U.S. Treasury Note, 8.50%, due 02/15/20,
      market value $3,801,389.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.

                         AUTOMATIC DIVIDEND REINVESTMENT
                        AND VOLUNTARY CASH PURCHASE PLAN
ENROLLMENT IN THE PLAN
   It is the policy of The Gabelli Utility Trust ("Utility Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Utility Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Utility Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Utility Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company ("State Street") to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                            The Gabelli Utility Trust
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

   Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street at 1 (800) 336-6983.

   SHAREHOLDERS WISHING TO LIQUIDATE REINVESTED SHARES held at State Street Bank must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

   If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

   The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Utility Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Utility Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Utility Trust valued at market price. If the Utility Trust should declare a dividend or capital gains distribution payable only in cash, State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Utility Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

   The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

   The Utility Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

   The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Utility Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

   Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street for investments in the Utility Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street will use these funds to purchase shares in the open market on or about the 15th of each month. State Street will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street at least 48 hours before such payment is to be invested.

   For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Utility Trust.

--------------------------------------------------------------------------------
                            THE GABELLI UTILITY TRUST
                            AND YOUR PERSONALPRIVACY

     WHO ARE WE?

     The Gabelli Utility Trust (the "Trust") is a closed-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, which is affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

     When you purchase shares of the Trust on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

     [BULLET] INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     [BULLET] INFORMATION ABOUT YOUR TRANSACTIONS WITH US. This would include information about the shares that you buy or sell, it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, WWW.SEC.GOV.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide  services to you and to ensure  that we are  complying with the laws governing the securities business. We maintain physical,
     electronic,   and   procedural   safeguards   to  keep  your  personal
     information confidential.
--------------------------------------------------------------------------------

                             DIRECTORS AND OFFICERS

                            THE GABELLI UTILITY TRUST
                    ONE CORPORATE CENTER, RYE, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
  CHAIRMAN AND CHIEF INVESTMENT OFFICER,
  GABELLI ASSET MANAGEMENT INC.

Dr. Thomas E. Bratter
  PRESIDENT, JOHN DEWEY ACADEMY

Felix J. Christiana
  FORMER SENIOR VICE PRESIDENT,
  DOLLAR DRY DOCK SAVINGS BANK

Anthony J. Colavita
  ATTORNEY-AT-LAW,
  ANTHONY J. COLAVITA, P.C.

James P. Conn
  FORMER MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,
  FINANCIAL SECURITY ASSURANCE HOLDINGS LTD.

Vincent D. Enright
  FORMER SENIOR VICE PRESIDENT AND
  CHIEF FINANCIAL OFFICER,
  KEYSPAN ENERGY CORP.

Frank J. Fahrenkopf, Jr.
  PRESIDENT AND CHIEF EXECUTIVE OFFICER,
  AMERICAN GAMING ASSOCIATION

John D. Gabelli
  SENIOR VICE PRESIDENT,
  GABELLI & COMPANY, INC.

Robert J. Morrissey
  ATTORNEY-AT-LAW
MORRISSEY, HAWKINS &LYNCH

Karl Otto Pohl
  FORMER PRESIDENT, DEUTSCHE BUNDESBANK

Anthony R. Pustorino
  CERTIFIED PUBLIC ACCOUNTANT,
  PROFESSOR, PACE UNIVERSITY

Salvatore J. Zizza
  CHAIRMAN, THE BETHLEHEM CORP.


OFFICERS

Mario J. Gabelli, CFA
  PRESIDENT & CHIEF INVESTMENT OFFICER

Bruce N. Alpert
  VICE PRESIDENT & TREASURER

David I. Schachter
  VICE PRESIDENT & OMBUDSMAN

James E. McKee
  SECRETARY

INVESTMENT ADVISOR
Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN
Boston Safe Deposit and Trust Company

COUNSEL
Skadden, Arps, Slate, Meagher & Flom, LLP

TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company

STOCK EXCHANGE LISTING
                                          Common
                                          ------
NYSE-Symbol:                                GUT
Shares Outstanding:                     11,102,636

The Net Asset Value appears in the Publicly Traded Funds column, under the heading "Specialized Equity Funds," in Sunday's The New York Times and in Monday's The Wall Street Journal. It is also listed in Barron's Mutual Funds/Closed End Funds section under the heading "Specialized Equity Funds."

The Net Asset Value may be obtained each day by calling (914) 921-5071.

--------------------------------------------------------------------------------
For general information about the Gabelli Funds, call 1-800-GABELLI (1-800-422-3554), fax us at 914-921-5118, visit Gabelli Funds' Internet homepage at: HTTP://WWW.GABELLI.COM or e-mail us at: closedend@gabelli.com
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Utility Trust may, from time to time, purchase its shares in the open market when the Utility Trust shares are trading at a discount of 10% or more from the net asset value of the shares.
--------------------------------------------------------------------------------

THE GABELLI UTILITY TRUST
ONE CORPORATE CENTER
RYE, NY  10580-1434
(914) 921-5070
HTTP://WWW.GABELLI.COM



FIRST QUARTER REPORT
MARCH 31, 2001


GBFUF 03/01